UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2018

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 775-0515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Form 10 filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

References to “OncoCyte,” “we” or “us” are references to OncoCyte Corporation

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Compensation

On April 17, 2018, our Board of Directors, in consultation with the Compensation Committee determined to provide a 3% salary increase to our employees, and to certain executive officers, including Lyndal Hesterberg, Senior Vice President-Research and Development, and Kristine Mechem, Vice President-Marketing, but excluding our Chief Executive Officer and employees hired during the fourth quarter of 2017.

The salary increases were intended to keep our employee and executive compensation closely in line with compensation paid by companies in a peer group located in the San Francisco Bay Area as reported by an independent executive compensation consultant.

Item 5.08 – Shareholder Director Nominations

On April 17, 2018, our Board of Directors set August 27, 2018 as the date of our 2018 Annual Meeting of Shareholders and set July 2, 2018 as the date by which shareholders must notify us of a proposal for approval by our shareholders, and by which a nominating shareholder or nominating shareholder group must submit their notice on Schedule 14N, for the inclusion of their proposal or nominees, as applicable, in our proxy materials for the 2018 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: April 23, 2018	By:	/s/ William Annett
William Annett
President and Chief Executive Officer